UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2006

BLOCKBUSTER INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street
Dallas, Texas	75270
(Address of principal executive offices)	(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

On February 28, 2006, as part of Blockbuster’s cost-cutting initiatives and based on mutual agreement, Blockbuster provided Mr. Edward B. Stead, its former Executive Vice President, General Counsel and Executive Vice President Business Development, with written notice of the termination without cause of Mr. Stead’s employment, effective February 28, 2006. In connection therewith, Blockbuster entered into an amendment to the company’s employment agreement with Mr. Stead to provide him with a lump sum severance payment of $1,045,800. Mr. Stead’s employment agreement is filed as an exhibit to Blockbuster’s Form 10-K for the year ended December 31, 2001. The amendment to Mr. Stead’s employment agreement effecting these changes is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Letter Agreement Between Blockbuster Inc. and Edward B. Stead, dated February 28, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Dated: March 1, 2006	By:	/s/ Bryan J. Pechersky
Bryan J. Pechersky Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement Between Blockbuster Inc. and Edward B. Stead, dated February 28, 2006